The Sentinel Funds

Class A, Class C, Class S and Class I

Supplement dated January 31, 2014

to the Prospectus dated March 30, 2013, as supplemented to date

Sentinel Short Maturity Government Fund – Name Change to Sentinel Low Duration Bond Fund

Effective January 31, 2014 (the “Effective Date”), the name of the Sentinel Short Maturity Government Fund was changed to the Sentinel Low Duration Bond Fund (the “Fund”).  Also on the Effective Date, the Fund changed certain of its non-fundamental investment policies and changed its investment strategies.

The Sentinel Low Duration Bond Fund is offered by a separate Prospectus and separate Statement of Additional Information, which are available by calling the Sentinel Funds at

1-800-282-FUND (3863), or on the Sentinel Funds website at http://www.sentinelinvestments.com.

References in this Prospectus to the Sentinel Short Maturity Government Fund are hereby deleted.